                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                                       ONTRAK SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ /  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid: $
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
        ------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
        ------------------------------------------------------------------------
     (3) Filing party:
        ------------------------------------------------------------------------
     (4) Date filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 21, 1996


TO THE SHAREHOLDERS:

    The 1996 Annual Meeting of Shareholders of OnTrak Systems, Inc., a California corporation (the "Company"), will be held at the Company's principal executive offices at 1010 Rincon Circle, San Jose, California, on Thursday, November 21, 1996, at 10:00 a.m., for the following purposes:

        1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified. Management's nominees for director are James W. Bagley, Michael C. Child, Jerauld J. Cutini, Richard
    J. Elkus, Jr., and Gary Hultquist.

        2. To authorize the Company to change the Company's state of incorporation from California to Delaware.

        3. To approve the adoption of the Company's 1996 Equity Incentive Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder.

        4. To ratify the selection of Price Waterhouse LLP as independent accountants of the Company for the current fiscal year.

        5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on September 27, 1996, are entitled to notice of and to vote at the meeting. The stock transfer books will not be closed.

    All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.


                                          Sincerely



                                          James W. Bagley



                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER



San Jose, California
October 21, 1996

                              ONTRAK SYSTEMS, INC.
                               1010 RINCON CIRCLE
                           SAN JOSE, CALIFORNIA 95131


                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of OnTrak Systems, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, November 21, 1996 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices at 1010 Rincon Circle, San Jose, California. The telephone number at the Company's principal executive offices is (408) 577-1010.


    These proxy solicitation materials were mailed on or about October 21, 1996 to all shareholders entitled to vote at the Annual Meeting.


RECORD DATE


    Shareholders of record at the close of business on September 27, 1996 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 7,557,964 shares of the Company's Common Stock, no par value, were issued and outstanding.


REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING

    The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by the Board of Directors.

    Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, up to the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes are proposed to be cast has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote.

    Abstentions and broker "non-votes" as to any matter (indicating a lack of authority to vote on such matter) will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote on any matters except the proposal to reincorporate in Delaware, as to which a broker non-vote will have the same effect as a negative vote.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to shareholders. The Company has retained the services of the First National Bank of Boston to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. The First National Bank of Boston will be reimbursed for all reasonable out-of-pocket expenses in connection with the distribution of proxy materials. The Company has also retained Corporate Investor Communications, Inc., to assist in the solicitation of proxies for a fee of $4,000 and reimbursement of certain expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or other means. Except as described above, the Company does not currently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING


    Shareholder proposals intended to be considered at the Annual Meeting of Shareholders for the fiscal year ended June 30, 1997 must be received by the Company no later than June 23, 1997. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission ("SEC").


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are currently directors of the Company. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In no event will the proxy holders vote proxies for more than five nominees. The five candidates receiving the highest number of affirmative votes of the shares voting at the Annual Meeting will be elected directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such time as his or her successor has been duly elected and qualified.

    The names of the Company's nominees for director and certain information about them are set forth below.


                                                                                                        DIRECTOR
NAME OF NOMINEE                       AGE                       PRINCIPAL OCCUPATION                      SINCE
--------------------------------      ---      ------------------------------------------------------  -----------
James W. Bagley (1).............          57   Chairman of the Board of Directors and Chief Executive        1996
                                                Officer of the Company

Jerauld J. Cutini...............          37   Executive Vice President, Strategic Marketing,                1990
                                                Business Management and Customer Service, and
                                                Secretary of the Company

Michael C. Child (1)(2).........          41   Managing Director, TA Associates, Inc.                        1994
                                                (a venture capital firm)

Richard J. Elkus, Jr. (2).......          61   Vice Chairman of the Board and Executive Vice                 1996
                                                President of Tencor Instruments

Gary Hultquist (1)..............          53   Managing Director of Hultquist Capital, Inc. (a               1995
                                                financial services and consulting company)


------------------------

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

    Mr. Bagley has served as Chairman of the Board and Chief Executive Officer of the Company since June 1996. Prior to joining OnTrak, Mr. Bagley was employed by Applied Materials, Inc. for 15 years in various management positions, most recently as Vice Chairman of the Board of Directors. He joined Applied Materials in 1981 as Senior Vice President, was Chief Operating Officer from 1987 through October 1995, served as President from December 1987 to December 1993 and was appointed Vice Chairman of the Board of Directors in December 1993. Mr. Bagley was employed by Texas Instruments before he joined Applied Materials. Mr. Bagley is also a director of Tencor Instruments, Teradyne, Inc. and Kulicke and Soffa Industries, Inc.

    Mr. Cutini joined the Company in August 1990 as Vice President of Sales. He has served as a director of the Company since November 1990. He served as the Company's Chief Financial Officer from November 1990 until September 1992. He became Secretary in September 1992, and became Executive Vice President, Sales and Marketing in November 1994. From February 1989 to August 1990, Mr. Cutini was Senior Sales Engineer for Applied Materials, Inc. From September 1988 to February 1989, Mr. Cutini was Western Regional Sales Manager for Solitec, Inc., a semiconductor equipment company. From May 1981 to September 1988, Mr. Cutini was employed by Silicon Valley Group, Inc., in various positions in customer service and sales.

    Mr. Child has served as a director of the Company since November 1994. Mr. Child has been employed by TA Associates, Inc., a venture capital firm, or it predecessor, since July 1982, has been a partner of affiliated venture funds since January 1986 and is currently a Managing Director of TA Associates, Inc. Mr. Child is also a director of Ultratech Stepper, Inc., a semiconductor equipment company, and Sonic Solutions, a professional audio company.

    Mr. Elkus has served as a director of the Company since August 1996. He has been Vice Chairman of the Board and Executive Vice President of Tencor Instruments since February 1994. Mr. Elkus was one of the founders of Prometrix Corporation, which was acquired by Tencor in February 1994. Mr. Elkus was the Chairman of the Board and Chief Executive Officer of Prometrix from 1983 until February 1994.


    Mr. Hultquist has served as a director of the Company since April 1995. Since July 1996, Mr. Hultquist has served as Chairman of the Board and Chief Executive Officer of Titanium Memory Systems, Inc., a development stage company that has developed and is preparing to manufacture high performance titanium substrates for the computer disk drive industry. Since September 1995, Mr. Hultquist has served as Managing Director of Hultquist Capital, Inc., a financial services and consulting firm which specializes in advising technology-based companies. From April 1988 until September 1995, he served as President and Chief Executive Officer of Bridgemere Capital, Inc., a financial services and consulting company which specialized in advising technology-based companies. Mr. Hultquist served as Chief Operating Officer of Bridgemere from November 1986 until April 1988. Prior to joining Bridgemere, Mr. Hultquist practiced law for 18 years, including service in the US Army.


    There are no family relationships among directors or executive officers of the Company.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held 8 meetings during the year ended June 30, 1996. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee or committee performing similar functions. During the year ended June 30, 1996, no director attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors (held during the period in which such director served) and
(ii) all meetings of committees of the Board on which such director served.

    The Audit Committee of the Board of Directors currently consists of Messrs. Bagley, Child, and Hultquist. The Audit Committee recommends the engagement of independent auditors, consults with the independent auditors regarding the scope of annual audits and reviews the Company's system of internal accounting controls. The Audit Committee held 4 meetings during the year ended June 30, 1996.

    The Compensation Committee of the Board of Directors currently consists of Messrs. Child and Elkus. The Compensation Committee makes recommendations to the Board regarding executive compensation and related matters and also has sole and exclusive responsibility to administer the Company's 1992 Stock Option Plan. The Compensation Committee held one meeting during the year ended June 30, 1996, and acted by written consent without a meeting on fourteen occasions.

                                 PROPOSAL NO. 2

                          REINCORPORATION IN DELAWARE

INTRODUCTION

    The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. Shareholders are urged to read the following sections of this Proxy Statement carefully, including the related exhibits, before voting on the Reincorporation Proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION.

    The Reincorporation Proposal will be effected by merging the Company into a wholly-owned subsidiary of the Company, which was incorporated for this purpose. Throughout the Proxy Statement, the term "OnTrak California" refers to the existing California corporation, and the term "OnTrak Delaware" refers to the new Delaware corporation, which is the proposed successor to OnTrak California. Upon completion of the merger, OnTrak California will cease to exist, and OnTrak Delaware will continue to operate the business of the Company under the name OnTrak Systems, Inc.

    Pursuant to the Agreement and Plan of Merger, which will be substantially in the form attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of OnTrak California Common Stock will automatically be converted into one share of OnTrak Delaware Common Stock, $0.0001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of OnTrak California Common Stock will continue to represent the same number of shares of Common Stock of OnTrak Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ONTRAK DELAWARE. However, shareholders may exchange their certificates if they so choose. The

Common Stock of OnTrak California is listed for trading on the Nasdaq National Market, and after the merger OnTrak Delaware's Common Stock will continue to be traded on the Nasdaq National Market without interruption under the same symbol ("ONTK") as the shares of OnTrak California Common Stock were traded on such system prior to the merger.

    Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of OnTrak California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been approved by OnTrak California's Board of Directors, which unanimously recommends a vote in favor of the proposal. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable following the Annual Meeting of Shareholders (the "Effective Date"). However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise which make either action advisable.

    Shareholders of OnTrak California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights."

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of OnTrak Delaware (the "Certificate of Incorporation") and the Bylaws of OnTrak Delaware, which will be substantially in the forms attached hereto as Exhibits A, B and C, respectively.

    APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF ONTRAK DELAWARE, WHICH WILL BE SUBSTANTIALLY IN THE FORMS SET FORTH AS EXHIBITS A, B AND C TO THIS PROXY STATEMENT.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    ATTRACTION AND RETENTION OF QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces, limits or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce such risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who might otherwise be unwilling to serve because of the increased risks involved.

    In accordance with current California law, OnTrak California's Articles of Incorporation include a provision which limits director liability in certain circumstances. In general, however, the ability to limit liability may be somewhat broader under Delaware law, and Delaware case law is also more developed to provide guidance in this regard. It should be noted, however, that neither California nor Delaware law permits a corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. In addition, liability for violations of federal laws such as the federal securities laws may not be subject to any such limitations. See "Significant Differences Between the Corporation Laws of California and Delaware-- Indemnification and Limitation of Liability."

    In addition, Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate charter or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms. In the process of this evaluation, the Board of Directors has considered, or may consider in the future, certain anti-takeover strategies which may enhance the Board's ability to negotiate with an unsolicited bidder.

POSSIBLE DISADVANTAGES

    Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of OnTrak California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware." The Reincorporation Proposal, however, does not include certain changes to the Company's Articles of Incorporation and Bylaws permitted by Delaware law which may reduce shareholder participation in important corporate decisions. See "The Charters and Bylaws of OnTrak California and OnTrak Delaware."

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, LOCATION OF
  PRINCIPAL FACILITIES OR EMPLOYEE PLANS OF THE COMPANY

    The Reincorporation Proposal will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, location of the principal facilities, assets or liabilities of the Company. The five directors who are elected at the Annual Meeting of Shareholders will become the directors of OnTrak Delaware. All employee benefit, stock option and stock purchase plans of OnTrak California will be continued by OnTrak Delaware, and each option or right issued pursuant to any such plan will automatically be converted into an option or right to purchase the same number of shares of OnTrak Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions, as set forth in such plan. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by OnTrak Delaware. OnTrak California's other officer and employee benefit arrangements will also be continued by OnTrak Delaware upon the terms, and subject to the conditions, currently in effect. As noted above, after the merger, the shares of Common Stock of OnTrak Delaware will continue to be traded, without interruption, on the Nasdaq National Market under the same symbol ("ONTK") as the shares of Common Stock of OnTrak California were traded prior to the merger.

THE CHARTERS AND BYLAWS OF ONTRAK CALIFORNIA AND ONTRAK DELAWARE

    The provisions of the OnTrak Delaware Certificate of Incorporation and Bylaws are similar to those of the OnTrak California Articles of Incorporation and Bylaws in most respects. Delaware law does permit the implementation of certain provisions in a corporation's certificate of incorporation or bylaws which would alter some of the rights of shareholders and the powers of management of a California company. Although the Board of Directors of OnTrak California has no current plan to implement these changes, certain changes could be implemented in the future by amendment of the Certificate of Incorporation of

OnTrak Delaware following stockholder approval, and certain changes could be implemented by amendment of the Bylaws of OnTrak Delaware without stockholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of OnTrak Delaware is qualified by reference to Exhibits B and C hereto, respectively.

    AUTHORIZED STOCK. The Articles of Incorporation of OnTrak California authorize thirty million (30,000,000) shares of Common Stock, no par value, and three million (3,000,000) shares of undesignated Preferred Stock, no par value. The proposed Certificate of Incorporation of OnTrak Delaware authorizes OnTrak Delaware to issue thirty million (30,000,000) shares of Common Stock, $0.0001 par value, as well as three million (3,000,000) shares of undesignated Preferred Stock, $0.0001 par value.

    NUMBER OF DIRECTORS. The Bylaws of OnTrak California authorize the directors to fix the number of directors within a range from four to seven, with the number of directors currently set at five. The Bylaws of OnTrak Delaware will also authorize the directors to fix the number of directors within a range from four to seven, with the number of directors set at five. In contrast to the Bylaws of OnTrak California, however, the Bylaws of OnTrak Delaware provide that the range, as well as the exact number, of directors may be changed by the Board of Directors without further shareholder approval. See "Significant Differences Between the Corporation Laws of California and Delaware--Size of the Board of Directors."

    MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of OnTrak California and the Certificate of Incorporation of OnTrak Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The provision eliminating monetary liability of directors set forth in the Certificate of Incorporation of OnTrak Delaware is potentially more expansive, in that it incorporates future amendments to Delaware law with respect to the elimination of such liability.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The General Corporation Laws of California and Delaware differ in many respects. While not all of such differences are summarized in this Proxy Statement, a number of the principal differences which could materially affect the rights of shareholders are discussed below.

    SIZE OF THE BOARD OF DIRECTORS. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the Board of Directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by an amendment to the certificate of incorporation approved by the stockholders). The Certificate of Incorporation of OnTrak Delaware provides that the number of directors shall be as specified in the Bylaws and authorizes the Board of Directors to make, alter, amend or repeal the Bylaws. The Board of Directors of OnTrak Delaware may therefore change the authorized range, as well as the exact number, of directors. If the Reincorporation Proposal is approved, the five directors of OnTrak California who are elected at the Annual Meeting of Shareholders will continue as directors of OnTrak Delaware after the Proposed Reincorporation is consummated.

    CUMULATIVE VOTING. Under California law, if any shareholder gives notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under Delaware law, cumulative voting in the election of directors is not mandatory. THE CERTIFICATE OF INCORPORATION OF ONTRAK DELAWARE DOES NOT PROVIDE FOR CUMULATIVE VOTING, SO THAT UNLESS THE CERTIFICATE OF INCORPORATION OF ONTRAK DELAWARE IS AMENDED FOLLOWING THE PROPOSED REINCORPORATION TO SPECIFY CUMULATIVE VOTING (WHICH MAY BE DONE ONLY WITH STOCKHOLDER APPROVAL), STOCKHOLDERS OF ONTRAK DELAWARE WILL HAVE NO CUMULATIVE VOTING RIGHTS. The elimination of cumulative voting would limit the ability of minority stockholders to obtain representation on the Board of Directors.

    CLASSIFIED BOARD OF DIRECTORS. A classified board is one on which a certain number of the directors, but not all, are elected on a rotating basis each year. California law prohibits a classified board of directors unless the corporation is a "listed corporation." A "listed corporation" is a corporation whose shares are either (i) listed on the New York or American Stock Exchanges or (ii) designated for trading on the Nasdaq National Market and held by at least 800 shareholders. OnTrak California's Articles of Incorporation and Bylaws do not provide for a classified board of directors. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. This method of electing directors makes changes in the composition of the board of directors, and thus a change in control of a corporation, a lengthier and more difficult process. The OnTrak Delaware Certificate of Incorporation and Bylaws do not provide for a classified board of directors. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of OnTrak Delaware.

    POWER TO CALL SPECIAL MEETINGS OF SHAREHOLDERS. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than ten percent of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Although permitted to do so, the Bylaws of OnTrak Delaware do not eliminate the right of stockholders to call a special meeting of stockholders; instead, the Bylaws of OnTrak Delaware provide that special meetings of stockholders may be called by the board of directors, the chairman of the board, the president, or the holders of shares entitled to cast not less than ten percent of the votes at such meeting to call a special meeting of stockholders. Following the Proposed Reincorporation, the Board of Directors of OnTrak Delaware could (although it has no current intention to do so) amend the Bylaws to limit or eliminate the right of stockholders to call a special meeting of stockholders. Any such limitation could make it more difficult for stockholders to initiate action that is opposed by the Board of Directors.

    STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliated associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or any receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

    The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the time at which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested stockholder.

    Section 203 applies only to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system such as Nasdaq (as is OnTrak California, and as OnTrak Delaware would be) or are held of record by more than 2,000 stockholders. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by a majority of the shares entitled to vote and, in the case of a bylaw amendment, may not be further amended by the board of directors. OnTrak Delaware does not intend to elect not to be governed by Section 203; therefore, Section 203 will apply to OnTrak Delaware.

    The Company believes that Section 203 will have the effect of encouraging any potential acquiror to negotiate with the Company's Board of Directors.
Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

    REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the shares voted against such removal would not be sufficient to elect the director under such cumulative voting procedures. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of OnTrak Delaware does not provide for cumulative voting or for a classified board of directors. Consequently, any director may be removed from office at any time with or without cause upon the affirmative vote of the holders of a majority of the then outstanding voting stock.

    FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors, other than one created by removal of a director, may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the remaining directors in office, or the affirmative vote of a majority of the remaining directors at a meeting. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. OnTrak California's Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws. The Bylaws of OnTrak Delaware provide, consistent with the Bylaws of OnTrak California, that any vacancy resulting from the removal of a director by the stockholders of OnTrak Delaware may only be filled by the stockholders. Following the Proposed Reincorporation, the Board of Directors of OnTrak Delaware could (although it has no current intention to do so) amend the Bylaws to provide that directors may fill any vacancy created by the removal of a director by the stockholders.

    LOANS TO OFFICERS AND EMPLOYEES. Under California law, the directors of a California corporation are authorized to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that such loans or guaranties may reasonably be expected to benefit the corporation. Under Delaware law, a corporation, its officers or other employees may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

    INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit a corporation to adopt a provision in its articles of incorporation or certificate of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

    The Articles of Incorporation of OnTrak California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; or (vii) liability for improper distributions, loans or guarantees.

    The Certificate of Incorporation of OnTrak Delaware also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such a limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve OnTrak Delaware or its directors from the necessity of complying with, federal or state securities laws or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

    California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (i) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines that person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that the court so determines, and (ii) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or in respect of amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

    Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to any successful defense, whether on the merits or otherwise).

    Delaware law generally permits indemnification of expenses (including attorneys' fees) incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors even though less than a quorum, by independent legal counsel or by stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law also requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

    California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Articles of Incorporation of OnTrak California include such a provision.

    A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. As a result, Delaware law permits the indemnification agreements such as those entered into by OnTrak California with its officers and directors, and such agreements will be assumed by OnTrak Delaware upon completion of the Proposed Reincorporation.

    The indemnification and limitations of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of OnTrak California taken prior to the Proposed Reincorporation.


    A voter initiative on the ballot in California for the elections to be held on November 5, 1996 (Proposition 211) would, among other things, prohibit corporations from indemnifying any executive officer or director who is determined to be personally liable for securities law violations covered by the initiative. By its terms, Proposition 211 is not limited to corporations incorporated in California and, if it is passed, could apply to the Company even if it reincorporates in Delaware. Proposition 211 is the subject of vigorous debate and, if it is passed, it is possible that its ultimate scope will be subject to legal challenges that may not be resolved for several years.


    INSPECTION OF SHAREHOLDERS' LIST. Both California and Delaware law allow any shareholder to inspect a corporation's shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, an absolute right to inspect and copy the corporation's shareholders' list to persons holding an aggregate of 5% or more of a corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Certificate of Incorporation or Bylaws of OnTrak Delaware.

    DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

    Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Under California law, there are exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions or pursuant to certain employee stock plans.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

    To date, the Company has not paid cash dividends on its capital stock. It is the current policy of the Board of Directors to retain earnings for use in the Company's business, and therefore, the Company does not anticipate paying cash dividends on its Common Stock in the foreseeable future.

    SHAREHOLDER VOTING. Both California and Delaware law generally require that the holders of a majority in voting power of the outstanding shares of stock of both acquiring and target corporations entitled to vote approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing certificate of incorporation, (ii) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

    Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

    With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class or series of shares.

    California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Delaware law has no comparable provision.

    California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally, a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Again, Delaware law has no comparable provision.

    INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (i) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (ii) the contract or transaction must have been just and reasonable or fair, as applicable, to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of OnTrak California might not be able to approve because of the number of interested directors, or the exclusion of interested director shares, could be approved by a majority of the disinterested directors of OnTrak Delaware, although less than a majority of a quorum, or by a majority of all voting shares, which might not include a majority of the disinterested shares. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be so approved under California law but could be so approved under Delaware law.

    VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. OnTrak California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands voting by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Bylaws of OnTrak Delaware provide that election need not be by ballot, but the Certificate of Incorporation of OnTrak Delaware, consistent with OnTrak California's Bylaws, provides that if a stockholder specifically demands election of directors by ballot (or if the Bylaws provide that elections shall be by ballot) then elections shall be held by ballot. Stockholders of OnTrak Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote which has not been conducted by written ballot.

    SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

    APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, unless the certificate of incorporation otherwise provides, such appraisal rights are not available (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or any combination thereof, or
(iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

    The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System (as are the shares of OnTrak California) generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. In general, California law affords appraisal rights in sale of assets reorganizations.

    AS A CONSEQUENCE OF THE FOREGOING, APPRAISAL OR DISSENTERS' RIGHTS ARE NOT AVAILABLE TO SHAREHOLDERS OF ONTRAK CALIFORNIA WITH RESPECT TO THE REINCORPORATION PROPOSAL.

    DISSOLUTION. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution of a Delaware corporation is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. OnTrak Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of OnTrak Delaware which had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
  CORPORATIONS

    Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e. corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Delaware" above.

    Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded in the Nasdaq National Market and which have 800 or more shareholders of record. Following the Proposed Reincorporation, the Common Stock of OnTrak Delaware will be traded on the Nasdaq National Market, and held beneficially by more than 800 stockholders as of the record date of its most recent annual meeting and, accordingly, OnTrak Delaware will be exempt from Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax consequences to holders of OnTrak California Common Stock who receive OnTrak Delaware Common Stock in exchange for their OnTrak

California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular OnTrak California shareholders, such as dealers in securities, holders of stock options or those OnTrak California shareholders who acquired their shares upon the exercise of stock options. In view of the varying nature of such tax consequences, each shareholder is urged to consult its own tax advisor as to the specific tax consequences to it of the Proposed Reincorporation, including the applicability of federal, state, local or foreign tax laws.

    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). The Company will, however, receive an opinion from its legal counsel substantially to the effect that: (i) the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (ii) no gain or loss will be recognized by holders of Common Stock of OnTrak California upon receipt of Common Stock of OnTrak Delaware pursuant to the Proposed Reincorporation; (iii) the aggregate tax basis of the Common Stock of OnTrak Delaware received by each shareholder will be the same as the aggregate tax basis of the Common Stock of OnTrak California held by such shareholder at the time of the Proposed Reincorporation; and (iv) the holding period of the Common Stock of OnTrak Delaware received by each shareholder of OnTrak California will include the period for which such shareholder held the Common Stock of OnTrak California surrendered in exchange therefor, provided that such OnTrak California stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation. Counsel's opinion will be subject to certain assumptions and qualifications and will be based upon certain representations made by the management of OnTrak California. Counsel's opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position.

    A successful IRS challenge to the tax-free status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of OnTrak California Common Stock surrendered equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the OnTrak Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of OnTrak Delaware Common Stock received in the exchange would equal such fair market value, and his or her holding period for such shares would not include the period during which he or she held OnTrak California Common Stock.

    State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION PROPOSAL UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX OR FRANCHISE TAX LAWS.

    The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and OnTrak Delaware will succeed without adjustment to the federal income tax attributes of OnTrak California.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal, which includes approval of the Merger Agreement, OnTrak Delaware's Certificate of Incorporation and Bylaws, and approval of the assumption of OnTrak California's employee benefit plans, stock option plans and stock purchase plan by OnTrak Delaware, requires the affirmative vote of a majority of the shares of OnTrak California Common Stock outstanding on the record date.


    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

                                 PROPOSAL NO. 3
                   APPROVAL OF THE 1996 EQUITY INCENTIVE PLAN


    At the Annual Meeting, the shareholders are being asked to approve the Company's 1996 Equity Incentive Plan (the "1996 Equity Plan") and the reservation of 2,000,000 shares of Common Stock for issuance thereunder. Management believes that the availability of additional options to purchase Common Stock is necessary to attract new employees, and to enable the Company to continue to provide its employees with equity ownership as an incentive to contribute to the Company's success. If such shareholder approval is not obtained, the Company's ability to provide equity incentives to employees will terminate once the shares reserved under the 1992 Stock Option Plan have been issued. As of August 31, 1996, only approximately 226,000 shares were available for future grant under the Company's 1992 Stock Option Plan.



    Moreover, the Company recently granted options for 800,000 shares of Common Stock to James W. Bagley as part of the compensation arrangement that the Company negotiated with Mr. Bagley to attract him as its new Chairman of the Board and Chief Executive Officer. See "Executive Compensation-- Employment, Severance and Change of Control Provisions." If the 1996 Equity Plan is adopted, the Company intends to grant to Mr. Bagley an option to purchase 800,000 shares of Common Stock under the 1996 Equity Plan, and the options to purchase 800,000 shares of Common Stock previously granted to Mr. Bagley will be cancelled. The issuance of options to Mr. Bagley under the 1996 Equity Plan would provide certain tax benefits to the Company upon the exercise of the options which would not otherwise be available.


    The closing price of the Company's Common Stock reported on The Nasdaq National Market on August 31, 1996 was $14 5/8 per share.

SUMMARY OF THE 1996 EQUITY INCENTIVE PLAN

    Set forth below is a summary of the principal features of the 1996 Equity Plan. Such summary does not purport to be complete and is qualified in its entirety by the specific language of the 1996 Equity Plan, a copy of which is available to any shareholder upon request.

    GENERAL


    The 1996 Equity Plan allows the granting of stock options and restricted stock awards (collectively, "Awards") to eligible participants in the 1996 Equity Plan. While the Company has no current plans to grant awards other than stock options, the Board of Directors believes that the ability to utilize different types of equity compensation vehicles will give it the flexibility needed to most effectively adapt over time to changes in the labor market and in equity compensation practices.


    PURPOSE

    The 1996 Equity Plan is intended to attract, motivate and retain (1) employees of the Company and its affiliates, (2) consultants who provide significant services to the Company and its affiliates and (3) directors of the Company who are not employees of either the Company or any affiliate. The 1996 Equity Plan is also designed to encourage stock ownership by participants, thereby aligning their interests with those of the Company's shareholders.

    ADMINISTRATION

    The 1996 Equity Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), except that grants of options to non-employee directors will be administered by the Board of Directors. The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Internal Revenue Code (for purposes of qualifying amounts received under the 1996 Equity Plan as "performance-based compensation" under Section 162(m)).

    Subject to the terms of the 1996 Equity Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted Awards, the size and type of such Awards, and the terms and conditions of such Awards. The Committee may delegate its authority to grant and administer Awards to a separate committee appointed by the Committee, but only the Committee may make Awards to participants who are executive officers of the Company.

    Grants of options to non-employee directors will be made by the Board of Directors, rather than the Committee.

    ELIGIBILITY

    Employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The actual number of employees and consultants who will receive Awards under the 1996 Equity Plan cannot be determined because selection for participation in the 1996 Equity Plan is in the discretion of the Committee, which will select the participants and determine the number of shares to be subject to each Award. The 1996 Equity Plan also provides for the grant of stock options to the Company's non-employee directors, which grants will be determined by the Board of Directors.

    OPTIONS


    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The Committee may grant nonstatutory stock options or "incentive stock options," which are entitled to favorable tax treatment, or a combination thereof. The 1996 Equity Plan provides that the number of shares subject to options that may be granted under the 1996 Equity Plan to any employee during any fiscal year shall not exceed (i) 800,000 in the case of any employee who serves as Chief Executive Officer at any time during such fiscal year or (ii) 300,000 in the case of any other employee. In addition, the value of the shares subject to all incentive stock options held by an optionee that become exercisable for the first time during any calendar year may not exceed $100,000 (determined as of the date of grant). The following terms and conditions will generally apply to all options, unless the stock option agreement provides otherwise:


    EXERCISE OF THE OPTION. The optionee must earn the right to exercise his option by continuing to work for the Company. The Committee determines when options granted under the 1996 Equity Plan may be exercisable. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, together with payment to the Company of the purchase price. The purchase price of shares purchased upon exercise of an option may be paid by any of the following means, or by any combination thereof: (i) cash; (ii) check; (iii) the tender of other shares of the Company's Common Stock; or (iv) by any other means which the Committee determines to be consistent with the purpose of the 1996 Equity Plan. Any taxes to be withheld must be paid by the participant at the time of exercise.

    EXERCISE PRICE. The exercise price of options granted under the 1996 Equity Plan will be determined by the Committee and will generally be 100% of the fair market value of the Company's Common Stock on the date of grant. Thus, an option will have value only if the Company's Common Stock appreciates in value after the date of grant. Where the participant owns stock representing more than 10% of the total combined voting power of the Company's outstanding capital stock, the exercise price for an incentive stock option must not be less than 110% of such fair market value.


    TERMINATION OF OPTIONS. Options expire at the times established by the Committee but not later than 10 years after the date of grant. However, no options granted under the 1996 Equity Plan to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock may have a term exceeding five years from the date of grant. The Committee may extend the maximum term of any option granted under the 1996 Equity Plan, subject to the preceding limits.

    RESTRICTED STOCK AWARDS

    Restricted stock awards are shares of the Company's Common Stock that vest in accordance with terms established by the Committee. The number of shares of restricted stock (if any) granted to a participant will be determined by the Committee, but during any fiscal year of the Company, no participant may be granted more than 20,000 shares.


    In determining the vesting schedule for each award of restricted stock, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may (but is not required to) provide that restricted stock will vest only if one or more performance goals are satisfied. In order for the award to qualify as "performance-based" compensation under Section 162(m) of the Code (see "Report of the Compensation Committee of the Board of Directors--Deductibility of Executive Compensation"), the Committee must set restrictions based upon the achievment of performance objectives established in accordance with Code Section 162(m). The Committee may apply performance measures as deemed appropriate in light of the participant's specific responsibilities. The Committee may, in its discretion, accelerate the time at which any restrictions lapse or remove any restrictions.



    TRANSFERABILITY OF AWARDS



    The Committee may, in its discretion, authorize all or a portion of the options granted to an optionee to be transferred to immediate family members or trusts, partnerships or other family entities. Unless authorized by the Committee, Awards are not transferable other than by will or the laws of descent and distribution. However, a participant may designate one or more beneficiaries to receive any exercisable or vested Awards following his or her death.


    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    In the event of any change in the Company's capital structure (whether by reason of any recapitalization, stock dividend, stock split, combination of shares or other similar change in corporate structure), appropriate adjustments shall be made in the number of shares subject to each Award and the per share exercise price therefor. All obligations of the Company under the 1996 Equity Plan with respect to Awards granted thereunder shall be binding on any successor to the Company, whether by purchase, merger, consolidation or otherwise.

    AMENDMENT AND TERMINATION OF THE 1996 EQUITY PLAN

    The Board of Directors may amend the 1996 Equity Plan at any time or from time to time or may terminate it without the approval of the shareholders; provided, however, that shareholder approval will be required for certain material amendments to the 1996 Equity Plan in accordance with Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. However, no such action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1996 Equity Plan. In any event, the 1996 Equity Plan shall terminate in November 2006.

ACCOUNTING TREATMENT

    Under current accounting rules, option grants or stock issuances to employees and directors with exercise or issue prices equal to the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's reported earnings. However, outstanding options may have to be taken into account in the calculation of earnings per share on a fully-diluted basis. In addition, FASB 123, a new accounting standard which the Company will adopt in fiscal 1997, will require pro forma statements and footnote disclosure to the Company's financial statements indicating the impact which the options granted under the Company's option plans would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS

    Section 422 of the Code provides favorable federal income tax treatment for "incentive stock options." When an option granted under the 1996 Equity Plan qualifies as an incentive stock option, the optionee does not recognize income for federal income tax purposes upon grant or exercise of the incentive stock option (unless the alternative minimum tax applies as discussed below). The Company is not allowed a deduction for federal income tax purposes as a result of the exercise of the incentive stock option regardless of the applicability of the alternative minimum tax. Upon a sale of the shares (assuming that the sale occurs no sooner than two years after the grant of the option and one year after the receipt of the shares by the optionee), any gain or loss will be treated as long-term capital gain or loss for federal income tax purposes.

    The favorable federal income tax consequences described above will not apply to the extent the optionee disposes of the shares acquired within one year of the date of exercise or two years of the date of grant of the option (hereinafter a "disqualifying disposition"). In the event of a disqualifying disposition, the optionee generally will recognize ordinary income in the year of disposition equal to the amount by which the fair market value of the stock at the date of exercise exceeds the exercise price. Any additional gain will be long-term or short-term gain, depending on how long the optionee has held the stock. A different rule for measuring income upon a disqualifying disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company.

    ALTERNATIVE MINIMUM TAX FOR NON-CORPORATE TAXPAYERS

    The excess of the stock's fair market value over the exercise price of an incentive stock option, which is generally not subject to tax at the time of exercise, is treated as an item of income in determining an individual taxpayer's alternative minimum tax liability. In determining alternative minimum tax liability in subsequent years, however, the optionee will be entitled to increase the basis of the stock by the amount of this income adjustment. Furthermore, if there is a disqualifying disposition of the stock in the year of exercise, the alternative minimum taxable income adjustment will be limited to the gain on the sale.

    NONSTATUTORY STOCK OPTIONS

    Options granted under the 1996 Equity Plan that do not qualify as incentive stock options are considered "nonstatutory" stock options and will not qualify for any special tax benefits to the optionee. Because the Company's stock options are not deemed to have a readily ascertainable value, the optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of a nonstatutory stock option, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. Upon a sale of the shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income, will be treated as capital gain or loss.

    The income recognized by the optionee will be treated as wage compensation and will be subject to federal and state income tax and F.I.C.A. withholding by the Company out of the current earnings paid to the optionee.


    RESTRICTED STOCK AWARDS



    Upon receipt of restricted stock, the participant will not have taxable income unless he or she elects to be taxed. Absent such election, upon vesting the participant will recognize ordinary income equal to the fair market value of the shares at such time.


    COMPANY TAX DEDUCTIONS

    The Company generally will be allowed a tax deduction to the extent and in the year that compensation income is recognized by the optionee upon the exercise of nonstatutory stock options, provided the

Company has withheld income taxes in accordance with the law. The Company receives no deduction in connection with the exercise of an incentive stock option. In the event of a disqualifying disposition, however, the Company will be allowed a deduction for the amount of income recognized by the optionee with respect to his exercise for the tax year of the Company in which the disqualifying disposition occurs. Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specific executives will be deductible only to the extent that it does not exceed $1 million. However, the Company can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by the Section 162(m) rules, including (1) the establishment of a maximum number of shares with respect to which Awards may be granted to any one employee during a specified time period, and (2) for restricted stock, inclusion in the 1996 Equity Plan of performance goals which must be achieved prior to payment. The 1996 Equity Plan has been designed to permit the Committee to grant Awards which satisfy the requirements of Section 162(m).


    The foregoing summary of the effect of current federal income taxation upon optionees and the Company with respect to the grant of Awards, and the purchase and subsequent disposition of shares of Common Stock, under the 1996 Equity Plan does not purport to be complete, and reference is made to the applicable provisions of the Code. The foregoing summary also does not reflect provisions of the income tax laws of any state or foreign jurisdiction in which optionees may reside, and does not address prospective estate, gift and other tax consequences of acquiring stock under the 1996 Equity Plan.

NEW PLAN BENEFITS


    No Awards have been made to date under the 1996 Equity Plan. If the shareholders approve this proposal, Mr. Bagley will receive an option grant for 800,000 shares of Common Stock, and the options to purchase 800,000 shares of Common Stock previously granted to Mr. Bagley will be cancelled. The option grant will have an exercise price per share equal to $17.25, the exercise price of an option previously granted to Mr. Bagley. As discussed above, all employees of the Company, including executive officers, will be eligible to receive Awards and non-employee directors will be eligible to receive option grants under the 1996 Equity Plan. As of August 31, 1996, there were approximately 330 employees of the Company.


REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1996 EQUITY INCENTIVE PLAN.

                                 PROPOSAL NO. 4
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected Price Waterhouse LLP as the independent accountants of the Company for the current fiscal year. The selection of the independent accountants is being submitted to the shareholders for ratification at the Annual Meeting. In the event that ratification by the shareholders of the selection of Price Waterhouse LLP as the Company's independent accountants is not obtained, the Board of Directors will reconsider such selection.

    Price Waterhouse LLP has audited the Company's financial statements since 1992. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

    The ratification of the selection of Price Waterhouse LLP will require the affirmative vote of not less than a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

            PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of August 31, 1996 (unless otherwise stated in the footnotes) by: (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer named in the tables under "Executive Compensation," and (iv) all directors and officers of the Company as a group.


NAME AND ADDRESS OF                                                               NUMBER OF
BENEFICIAL OWNER                                                               SHARES OWNED(1)     PERCENT
-----------------------------------------------------------------------------  ----------------  -----------
TA Associates Group (2) .....................................................       1,341,193         17.7%
  c/o TA Associates, Inc.
  125 High Street,
  Suite 2500
  Boston, MA 02110

Kenneth J. Smith (3) ........................................................         669,000          8.9
  21617 Villa Maria Court
  Cupertino, CA 95014

Jerauld J. Cutini (4) .......................................................         656,500          8.7
  1010 Rincon Circle
  San Jose, CA 95131

James W. Bagley (5) .........................................................         400,000          5.0
  1010 Rincon Circle
  San Jose, CA95131

Wilbur Krusell (6)...........................................................         290,000          3.8

Patrick C. O'Connor (7)......................................................         284,035          3.7

Gary Hultquist (8)...........................................................         123,600          1.6

Michael C. Child (9).........................................................           7,117         *

Richard J. Elkus, Jr.........................................................         --             --

Wells Fargo Bank, N.A. (10) .................................................         562,000          7.4
  464 California Street
  San Francisco, CA94163

All current directors and executive officers as                                     1,761,252         21.4
  a group (7 persons) (11)...................................................


------------------------

 * Less than 1% of the outstanding Common Stock.

 (1) Except as indicated and pursuant to applicable community property laws, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

 (2) Includes 914,040 shares of Common Stock owned by Advent VII L.P., 236,701 shares of Common Stock owned by Advent Atlantic and Pacific II L.P., 91,403 shares of Common Stock owned by Advent New York L.P., 85,337 shares of Common Stock owned by Advent Industrial II L.P., and 13,712 shares of Common Stock owned by TA Venture Investors Limited Partnership. Advent VII L.P., Advent Atlantic and Pacific II L.P., Advent New York L.P. and TA Venture Investors Limited Partnership are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. Mr. Child, a director of the Company, is a Managing Director of TA Associates, Inc. which is the sole general partner of TA Associates VII L.P., TA Associates VI L.P. and TA Associates AAP II

    Partners L.P. TA Associates VII L.P. is the sole general partner of Advent VII L.P. TA Associates VI L.P. is the sole general partner of Advent New York L.P. and Advent Industrial II L.P. TA Associates AAP II Partners L.P. is the sole general partner of Advent Atlantic and Pacific II L.P. Mr. Child is a general partner of TA Venture Investors Limited Partnership. TA Associates, Inc. exercises sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors Limited Partnership; individually no shareholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. (including Mr. Child) comprise the general partners of TA Venture Investors Limited Partnership. In such capacity, Mr. Child may be deemed to share voting and investment power with respect to 13,712 shares held of record by TA Venture Investors Limited Partnership. Mr. Child disclaims beneficial ownership of such shares, except to the extent of the 2,117 shares as to which he holds a pecuniary interest.


 (3) Includes (i) 100,000 shares of Common Stock held by Smith OTS Partners, a California limited partnership, of which Mr. Smith and his wife are the sole general partners, and (ii) 38,000 shares held in the name of Mr. Smith's wife.


 (4) Includes (i) 52,000 shares of Common Stock held by a trust for the benefit of Mr. Cutini's children and (ii) 12,500 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after August 31, 1996.

 (5) Mr. Bagley became Chairman of the Board and Chief Executive Officer on June 1, 1996. Pursuant to an Employment Agreement dated May 17, 1996, Mr. Bagley was granted options to purchase 800,000 shares of Common Stock, 400,000 of which are presently exercisable.

 (6) Includes 90,000 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after August 31, 1996.

 (7) Includes (i) 20,000 shares of Common Stock held by trusts for the benefit of Mr. O'Connor's children and (ii) 35,000 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after August 31, 1996.

 (8) Represents shares underlying stock options and warrants which are currently exercisable or which will become exercisable within 60 days after August 31, 1996.

 (9) Includes (i) 2,117 shares beneficially owned by Mr. Child through TA Venture Investors Limited Partnership, all of which shares are included in the 1,341,193 shares described in footnote (2) above, and (ii) 5,000 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days after August 31, 1996.

(10) Based on the Form 13F filed with the SEC to report ownership as of the end of June 1996.

(11) Includes 666,100 shares underlying stock options and warrants which are presently exercisable or which will become exercisable within 60 days after August 31, 1996.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a). To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the period beginning on July 10, 1995 (the date the Company became subject to the reporting requirements of the Exchange Act) through the end of its fiscal year on June 30, 1996, except that a report relating to the sale of stock received upon the exercise of a stock option by Mr. Krusell was filed late.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

    The following table sets forth information concerning the compensation paid by the Company to each person who served as the Company's Chief Executive Officer during the 1996 fiscal year and each of the Company's other executive officers whose salary plus bonus for the 1996 fiscal year exceeded $100,000 (collectively, the "Named Officers") for the fiscal years ended June 30, 1994, 1995 and 1996:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                            COMPENSATION AWARDS
                                                     ANNUAL COMPENSATION    --------------------
        NAME AND PRINCIPAL            YEAR ENDED    ----------------------  NUMBER OF SECURITIES     ALL OTHER
             POSITION                 JUNE 30,(1)     SALARY      BONUS      UNDERLYING OPTIONS   COMPENSATION(2)
-----------------------------------  -------------  ----------  ----------  --------------------  ----------------
James W. Bagley (3) ...............         1996    $   11,538      --              800,000              --
  Chairman of the Board and Chief
  Executive Officer

Kenneth J. Smith (4) ..............         1996    $  205,289  $  100,000           --              $   32,590(5)
  Former President and Chief                1995       172,292     188,000           50,000              34,891
  Executive Officer                         1994       110,369      94,025           --                  21,995

Jerauld J. Cutini .................         1996       175,000     100,000           --                  24,522
  Executive Vice President, Sales           1995       172,292     188,000           50,000              25,832
  and Marketing                             1994       112,429     121,525           --                  18,989

Patrick C. O'Connor ...............         1996       160,000      75,000           --                  20,383
  Vice President Finance and Chief          1995       138,437      98,000           25,000              11,566
  Financial Officer                         1994        74,539      53,915           --                   4,469

Wilbur Krusell ....................         1996       146,051      95,000          100,000              15,052
  Executive Vice President and              1995       130,961      52,280           25,000              11,462
  Chief Technical Officer                   1994       110,345      51,150           --                   4,330

------------------------

(1) The Company became subject to the reporting requirements of the Exchange Act on July 10, 1995. The Company provided information concerning executive compensation for its fiscal years ended June 30, 1994 and 1995 in connection with the filing of a registration statement pursuant to the Securities Act of 1933, as amended, in June 1995.

(2) Except as otherwise noted, All Other Compensation includes: (i) the dollar value of premiums paid on long-term disability and life insurance premiums for the benefit of the Named Officer; (ii) Company contributions to executive officers' 401(k) accounts; and (iii) automobile allowance, payment of tax consulting fees and miscellaneous dues.

(3) Mr. Bagley became an executive officer of the Company on June 1, 1996.

(4) Mr. Smith's employment with the Company as an executive officer terminated on May 31, 1996.

(5) Includes $7,020 paid in lieu of accrued vacation.

STOCK OPTION GRANTS

    The following table contains information concerning stock option grants to the Named Officers during the fiscal year ended June 30, 1996:

                                                  INDIVIDUAL GRANTS
                             -----------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                              NUMBER OF                                                    AT ASSUMED ANNUAL RATE OF
                             SECURITIES                                                    STOCK PRICE APPRECIATION
                             UNDERLYING    % OF TOTAL OPTIONS   EXERCISE OR                     FOR OPTION TERM
                               OPTIONS    GRANTED TO EMPLOYEES  BASE PRICE   EXPIRATION   ---------------------------
NAME                         GRANTED(1)      IN FISCAL YEAR     (($)/SH)(1)     DATE        5%($)(2)      10%($)(2)
---------------------------  -----------  --------------------  -----------  -----------  ------------  -------------
James W. Bagley (3)........     800,000            63.1%         $   17.25      5/17/03   $  5,617,980  $  13,092,336
Kenneth J. Smith...........      --                --               --           --            --            --
Jerauld J. Cutini..........      --                --               --           --            --            --
Patrick C. O'Connor........      --                --               --           --            --            --
Wilbur Krusell (4).........     100,000             7.9%         $   21.25     10/23/00        587,097      1,297,334

------------------------

(1) Options were granted at the fair market value of the Common Stock on the date of grant, as determined by the Board of Directors of the Company.

(2) The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(3) Options to purchase 400,000 shares are fully vested and exercisable and options to purchase 400,000 shares will vest and become exercisable in four equal installments over four years beginning on May 17, 1997. The option has a term of seven years.

(4) The option vests and becomes exercisable in four equal installments over four years beginning on October 23, 1996 and has a term of five years.

OPTION EXERCISES AND YEAR-END HOLDINGS

    The table below sets forth certain information with respect to the Named Officers concerning the exercise of options during the fiscal year ended June 30, 1996 and unexercised options held as of the end of such fiscal year.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                          NUMBER OF                    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                           SHARES       AGGREGATE        OPTIONS AT FY-END             AT FY-END($)(1)
                                         ACQUIRED ON      VALUE      --------------------------  ---------------------------
NAME                                      EXERCISE    REALIZED($)(2) EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
---------------------------------------  -----------  -------------  -----------  -------------  ------------  -------------
James W. Bagley........................      --            --           400,000        400,000        --            --
Kenneth J. Smith.......................      --            --            12,500         37,500   $    120,625   $   361,875
Jerauld J. Cutini......................      --            --            12,500         37,500        120,625       361,875
Patrick C. O'Connor....................      35,000    $   464,625       35,000         25,000        560,875       256,250
Wilbur Krusell.........................      10,000        145,750       90,000        225,000      1,442,250     1,858,750

------------------------

(1) Based on the fair market value of the option shares at fiscal year-end ($16.25) less the exercise price.

(2) Based on the fair market value of the shares on the exercise date less the exercise price paid for those shares.

COMPENSATION OF DIRECTORS

    Directors do not receive cash compensation for their services as directors, but are reimbursed for out-of-pocket expenses for attending board meetings. Directors who are not employees of the Company will also receive periodic option grants for shares of the Company's Common Stock pursuant to an automatic nondiscretionary grant mechanism in the Company's 1995 Director Stock Option Plan (the "Director Option Plan"). The Director Option Plan provides for an initial grant of options to purchase 15,000 shares of Common Stock to each non-employee director of the Company upon the effectiveness of the Director Option Plan or at the time a non-employee is first elected as a Director. Subsequently, each non-employee director shall automatically be granted an additional option to purchase 5,000 shares of Common Stock at the next meeting of the Board of Directors following the annual meeting of shareholders in each year beginning with the annual meeting held in calendar 1996 if on such date such non-employee director shall have served on the Board of Directors for at least six months. The term of such options shall be five years. Any option for 15,000 shares shall become exercisable to the extent of one-third ( 1/3) of the shares on each of the first three anniversaries of the date of grant. Any option for 5,000 shares shall become exercisable on the third anniversary of the date of grant. Upon a merger or dissolution, all outstanding options under the Director Option Plan will be assumed or replaced with an equivalent option by the successor corporation, or each optionee will be given 10 days notice of the merger or dissolution and be given the opportunity to exercise all currently exercisable options, as well as all options that would become exercisable at the next succeeding vesting date. All options not so exercised within the 10-day notice period will expire. In May 1995, Messrs. Child and Hultquist each received options to purchase 15,000 shares of Common Stock pursuant to the Director Option Plan, at an exercise price of $7.00 per share. In August 1996, Mr. Elkus received options to purchase 15,000 shares of Common Stock pursuant to the 1995 Director Option Plan at an exercise price of $14 5/8 per share. Such options become exercisable to the extent of one-third ( 1/3) of the shares on each of the first three anniversaries of the date of grant.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

    The Company and James W. Bagley, its Chairman and Chief Executive Officer, entered into an Employment Agreement on May 17, 1996. The agreement has a term of seven years, commencing June 1, 1996. The agreement fixed Mr. Bagley's annual salary at $100,000, subject to annual discretionary increases. The agreement also provides for reimbursement of necessary business expenses incurred in performing services as Chairman and Chief Executive Officer. The agreement further entitles Mr. Bagley to option grants for an aggregate of 800,000 shares, of which options to purchase 400,000 shares are fully vested and options to purchase 400,000 shares will vest in equal increments over a 4-year period commencing on May 17, 1997, subject to accelerated vesting upon a "change in control" of the Company and certain other events. In the event Mr. Bagley is terminated other than for cause, or if he voluntarily terminates his employment because of a substantial change in his job duties or title or specified acts of misconduct by the Company, he is entitled under the agreement to receive a severance payment of $750,000 and all options shall immediately become fully exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee currently consists of Messrs. Child and Elkus. During the fiscal year ended June 30, 1996, the Compensation Committee consisted of Messrs. Child and Hultquist. The Company has entered into certain transactions described below with Messrs. Child and Hultquist, or entities with which they are affiliated.

    The Company and certain investors, including investment partnerships affiliated with TA Associates, Inc. (the "TA Associates Group"), who purchased shares of the Company's Series A and Series B Preferred Stock in November 1994, are parties to a Preferred Stock Purchase Agreement (the "Preferred Stock Purchase Agreement"). Mr. Child, a director of the Company, is a managing director of TA Associates, Inc. Upon the closing of the offering to the public of Common Stock in July 1995 (the "Offering"), the Series A Preferred Stock was automatically converted into 1,789,483 shares of Common Stock. Immediately following the closing of the Offering, the Series B Preferred Stock was redeemed for approximately $3.5 million. Pursuant to the Preferred Stock Purchase Agreement, the TA Associates Group is entitled to certain rights with respect to registration under the Securities Act of the Common Stock issuable upon conversion of the Series A Preferred Stock.

    In October 1995, the Company entered into a financial advisory services agreement with Hultquist Capital, Inc. ("Hultquist Capital"), of which Gary Hultquist, a director of the Company, is managing director. Pursuant to the financial advisory services agreement, Hultquist Capital received $10,000 per month as a consulting fee (the "Consulting Fees") for providing a range of consulting and financial advisory services to the Company. The agreement also provided that if the Company engaged Hultquist Capital to provide services in connection with selected acquisitions by the Company, Hultquist Capital would be entitled to receive a success fee upon the consummation of the transaction. The financial advisory services agreement could be terminated at any time with or without cause and was terminated in February 1996. The agreement with Hultquist Capital replaced an agreement between the Company and Bridgemere Capital, Inc. ("Bridgemere"), of which Mr. Hultquist served as President, that was in place until September 1995. In fiscal 1996, the Company paid to Hultquist Capital and Bridgemere aggregate financial advisory fees of $80,000.

    In November 1994, in consideration of services provided to the Company by Bridgemere in connection with financing activities, including the sale of Preferred Stock to the TA Associates Group, the Company (i) paid to Bridgemere a financial advisory fee of $288,000, and (ii) issued to Mr. Hultquist and another affiliate of Bridgemere, stock purchase warrants (the "Bridgemere Warrants") to purchase an aggregate of 98,000 shares of Common Stock of the Company at a purchase price of $3.542 per share. The Bridgemere Warrants expire in November 1997. Holders of the Bridgemere Warrants are entitled to "piggyback" registration rights with respect to certain registered offerings of securities by the Company.

    In April 1995, the Company granted to Mr. Hultquist options to purchase 50,000 shares of Common Stock under the 1992 Stock Option Plan, at an exercise price of $6.50 per share, which options vested immediately with respect to 25,000 shares and with respect to the remaining 25,000 shares on the first anniversary of the date of grant.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    Annual compensation of the Company's executive officers is determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"), which recommends the amount of salary and bonus to be paid to each executive officer, subject to ratification by the Board of Directors. The Compensation Committee is also responsible for administering the 1992 Stock Option Plan (the "1992 Option Plan"), including the grant of options under such plan. No directors who are employees or former employees of the Company serve on the Compensation Committee.

COMPENSATION PHILOSOPHY

    The Compensation Committee has two principal objectives in determining executive compensative policies:

    - to attract and retain key executive personnel, and

    - to reward executive performance that creates long term value to shareholders, including earnings per share, thereby aligning the motivations and incentives of executive officers with the interests of shareholders.

    Accordingly, the Company's overall executive compensation structure is intended to provide competitive pay levels for the positions, reward individual performance relative to goals and objectives determined for the executive position, and reward outstanding contributions to the Company's success, including overall Company performance and individual executive contribution to overall Company performance. In furtherance of such objectives and structure, the Compensation Committee has adopted the following overriding policies:

    - the Company will compensate competitively with other similar companies in the semiconductor equipment and related industries;

    - performance by individual executives, including the achievement of specific goals and objectives set for the executive and contribution by the executive to the Company's overall performance, will determine a significant portion of the compensation for each executive;

    - performance-based compensation will be based upon realizable but challenging objectives; and

    - the Company will encourage executive officers to hold substantial, long-term equity stakes in the Company.

COMPONENTS OF COMPENSATION

    BASE SALARY. Base salaries for the executive officers other than James W. Bagley, the Company's Chief Executive Officer, for fiscal 1996 were determined on the basis of the policies described above. Salaries will generally be reviewed annually and will be subject to increases based on the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her salary had last been reviewed and increases in competitive pay levels and the cost of living.

    EXECUTIVE BONUS PLAN. Bonuses paid to the Named Officers under the executive bonus plan in fiscal 1996 are set forth above in the Summary Compensation Table, and were determined in accordance with the compensation philosophy described above. In conjunction with the hiring of James W. Bagley as the Company's Chief Executive Officer, the Compensation Committee is developing a revised executive bonus plan for the current fiscal year. Incentive compensation under the new plan will be aligned to relate to overall Company performance, as well as the attainment of specific performance objectives for each individual executive officer.

    STOCK OPTIONS. The Company believes that executive officers, other corporate officers and key employees should hold substantial, long-term equity stakes in the Company so that their collective interests will coincide with the interests of the stockholders. Thus, stock options constitute a significant portion of the Company's incentive compensation program. At June 30, 1996, substantially all of the Company's full-time employees held options to purchase Common Stock. In granting stock options to executive officers, the Compensation Committee considers numerous objective and subjective factors, such as the individual's position and responsibilities with the Company, the individual's future potential to influence the Company's mid- and long-term growth, the vesting schedule of the options awarded and the number of options previously granted, with no particular weight being assigned to any one factor. See the table under "Stock Option Grants," above, for information regarding options to purchase Common Stock granted to the Named Officers during fiscal 1996.

    COMPENSATION AND EMPLOYEE BENEFITS GENERALLY AVAILABLE TO ALL COMPANY EMPLOYEES. The Company maintains compensation and employee benefits that are generally available to all Company employees, including medical, dental and life insurance benefits, the 1995 Stock Purchase Plan, a 401(k) retirement savings plan, a profit-sharing plan and a flexible benefits plan. The Company's executive officers are not eligible to participate in the Company's profit-sharing plan, but instead participate in the executive bonus plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The Compensation Committee uses the same factors and criteria described above in making compensation decisions regarding the Chief Executive Officer. For fiscal 1996, Kenneth J. Smith, the Company's Chief Executive Officer through May 31, 1996, received base compensation of $205,289 and a bonus of approximately 49% of his base compensation. The Compensation Committee believes this compensation was appropriate considering the Company's significant achievements in fiscal 1996, including completion of the Company's initial public offering in July 1995, and growth in revenues and net income of more than 100% from the prior year.

    The compensation paid and to be paid to James W. Bagley, the Company's current Chief Executive Officer, was determined in accordance with an employment agreement dated May 17, 1996, which was negotiated at arm's length between the Company and Mr. Bagley and approved and ratified by the Compensation Committee. The agreement fixed Mr. Bagley's annual salary at $100,000, subject to annual discretionary increases. The agreement further entitled Mr. Bagley to option grants for an aggregate 800,000 shares, of which options to purchase 400,000 shares are fully vested and options to purchase 400,000 shares will vest in equal increments over a 4-year period commencing on May 17, 1997, subject to accelerated vesting upon a "change in control" and certain other events. In the event Mr. Bagley is terminated other than for cause, or if he voluntarily terminates his employment because of a substantial change in his job duties or title or specified acts of misconduct by the Company, he is entitled to receive a severance payment of $750,000 and all options will become fully exercisable.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code. Section 162(m) denies a deduction to any publicly held corporation for compensation paid to a "covered employee" in a taxable year to the extent that compensation exceeds $1,000,000. A "covered employee" is defined as the chief executive officer on the last day of the taxable year or any other individual whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by reason of being among the four most highly compensated executive officers. Certain exceptions to the limitation on the deduction of compensation paid to a covered employee are available for performance-based compensation. The Company believes that options granted under the 1992 Option Plan and the 1996 Equity Plan will satisfy the exception for performance-based compensation set forth in Proposed Treasury Regulation Section 1.162-27. The Company generally intends to structure the compensation arrangements with its executive officers so that all compensation paid to such officers is deductible. However, it may decide in a particular instance that compensation in excess of the deductible amount should be paid in order to attract or retain a key employee.


COMPENSATION COMMITTEE FOR FISCAL YEAR ENDED JUNE 30, 1996
    Michael C. Child
    Gary Hultquist


    The Report of the Compensation Committee on Executive Compensation shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this proxy statement or any part thereof in the Company's Annual Report on Form 10-K.

                               PERFORMANCE GRAPH

    The Company consummated an initial public offering of its Common Stock on July 10, 1995. Prior to the offering, there was no trading market for the Company's Common Stock. Set forth below is a graph indicating cumulative total return at June 30, 1996 on $100 invested, alternatively, in the Company's Common Stock, the Nasdaq Stock Market and a peer group of ten semiconductor equipment companies on July 10, 1995 (the date of the Company's initial public offering).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            7/10/1995   6/30/1996
OnTrak Systems                 $100.00      $55.56
The NASDAQ Stock Market        $100.00     $122.74
Peer Group                     $100.00      $54.36

                                                                 7/10/95    6/30/96
                                                                ---------  ---------
OnTrak Systems, Inc. (1)......................................  $  100.00  $   55.56
The Nasdaq Stock Market (US)..................................  $  100.00  $  122.74
Peer Group (2)................................................  $  100.00  $   54.36

------------------------

(1) No cash dividends have been paid on the Company's Common Stock.

(2) The peer group consists of Applied Materials, Inc., Electroglas, Inc., FSI International, Inc., Integrated Process Equipment Corporation, KLA Instruments Corporation, Lam Research Corporation, Novellus Systems, Inc., Silicon Valley Group, Inc., Speedfam International, Inc. and Ultratech Stepper, Inc. The stock of all of the above companies is traded on the Nasdaq Stock Market.

                              CERTAIN TRANSACTIONS

    As discussed above, the Company has entered into an Employment Agreement with James W. Bagley. See "Executive Compensation--Employment, Severance and Change of Control Provisions."

    As discussed above, the Company and certain shareholders are parties to a Preferred Stock Purchase Agreement which provides for registration rights with respect to shares of the Company's Common Stock owned by them. See "Executive Compensation--Compensation Committee Interlocks and Insider Participation."

    As discussed above, the Company has entered into agreements with firms with which Gary Hultquist is associated. See "Executive Compensation--Compensation Committee Interlocks and Insider Participation."

    The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the California Corporations Code. The Company has entered into indemnification agreements with its directors and officers and certain of its significant shareholders containing provisions which are in some respects broader than the specific indemnification provisions contained in the California Corporations Code. The indemnification agreements may require the Company, among other things, to indemnify such officers, directors and significant shareholders against certain liabilities that may arise by reason of their status or service as officers or directors or status as controlling shareholders (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain officers' and directors' insurance if available on reasonable terms. The Company maintains insurance covering directors and officers.


Dated: October 21, 1996                   THE BOARD OF DIRECTORS

                                                                       EXHIBIT A

                                    FORM OF
                          AGREEMENT AND PLAN OF MERGER
                            OF ONTRAK SYSTEMS, INC.,
                            A DELAWARE CORPORATION,
                                      AND
                             ONTRAK SYSTEMS, INC.,
                            A CALIFORNIA CORPORATION

    THIS AGREEMENT AND PLAN OF MERGER dated as of            , 1996 (the
"Agreement") is between OnTrak Systems, Inc., a Delaware corporation ("OnTrak Delaware"), and OnTrak Systems, Inc., a California corporation ("OnTrak California"). OnTrak Delaware and OnTrak California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

    A. OnTrak Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 30,000,000 shares of "Common Stock," $0.0001 par value, and 3,000,000 shares of "Preferred Stock,"
$0.0001 par value. As of            , 1996, 100 shares of Common Stock were
issued and outstanding, all of which are held by OnTrak California.

    B. OnTrak California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 30,000,000 shares of "Common Stock," no par value, and 3,000,000 shares of "Preferred
Stock," no par value. As of            , 1996,     shares of Common Stock and no
shares of Preferred Stock were issued and outstanding.

    C. The Board of Directors of OnTrak California has determined that, for the purpose of effecting the reincorporation of OnTrak California in the State of Delaware, it is advisable and in the best interests of OnTrak California that OnTrak California merge with and into OnTrak Delaware upon the terms and conditions herein provided.

    D. The respective Boards of Directors of OnTrak Delaware and OnTrak California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, OnTrak Delaware and OnTrak California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I.
                                     MERGER

    1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, OnTrak California shall be merged with and into OnTrak Delaware (the "Merger"), the separate existence of OnTrak California shall cease and OnTrak Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be OnTrak Systems, Inc.

    1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

        (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

        (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

        (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

        (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

    The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

    1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of OnTrak California shall cease and OnTrak Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and OnTrak California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of OnTrak California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of OnTrak California in the same manner as if OnTrak Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                      II.
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of OnTrak Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.2 BYLAWS. The Bylaws of OnTrak Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.3 DIRECTORS AND OFFICERS. The directors and officers of OnTrak Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III.
                         MANNER OF CONVERSION OF STOCK

    3.1 ONTRAK CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of OnTrak California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.0001 par value, of the Surviving Corporation.

    3.2 ONTRAK CALIFORNIA OPTIONS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue, on the terms provided therein, the OnTrak Systems, Inc. 401(k) Plan, stock option and stock purchase plans (including the 1992 Stock Option Plan, as amended, the 1995 Director Stock Option Plan, and the 1995 Employee Stock Purchase Plan) and all other employee benefit plans of OnTrak California. Each outstanding and unexercised option to purchase OnTrak California Common Stock shall become an option to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of OnTrak California Common Stock issuable pursuant to any such option to purchase on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such OnTrak California option at the Effective Date of the Merger.

    A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the conversion or exercise of options equal to the number of shares of OnTrak California Common Stock so reserved immediately prior to the Effective Date of the Merger.

    3.3 ONTRAK DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.0001 par value, of OnTrak Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by OnTrak Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

    3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of OnTrak California Common Stock may, at such stockholder's option, surrender the same for cancellation to The First National Bank of Boston, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of OnTrak California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of OnTrak California Common Stock were converted in the Merger.

    The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of OnTrak California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

    If any certificate for shares of OnTrak Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of OnTrak Delaware that such tax has been paid or is not payable.

                                      IV.
                                    GENERAL

    4.1 COVENANTS OF ONTRAK DELAWARE. OnTrak Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

        (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

        (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by OnTrak Delaware of all of the franchise tax liabilities of OnTrak California; and

        (c) Take such other actions as may be required by the California General Corporation Law.

    4.2 FURTHER ASSURANCES. From time to time, as and when required by OnTrak Delaware or by its successors or assigns, there shall be executed and delivered on behalf of OnTrak California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by OnTrak Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of OnTrak California and otherwise to carry out the purposes of this Agreement, and the officers and directors of OnTrak Delaware are fully authorized in the name and on behalf of OnTrak California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either OnTrak California or OnTrak Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of OnTrak California or by the sole stockholder of OnTrak Delaware, or by both.

    4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

    4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, Delaware 19805, County of New Castle, and The Prentice-Hall Corporation System, Inc. is the registered agent of the Surviving Corporation at such address.

    4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1010 Rincon Circle, San Jose, California 95131 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

    4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

    4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of OnTrak Delaware and OnTrak California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

ATTEST:                         ONTRAK SYSTEMS, INC.,
                                a Delaware corporation

 ----------------------------             ----------------------------
                                      By:
 JERAULD J. CUTINI, SECRETARY                   JAMES W. BAGLEY
                                                  CHAIRMAN AND
                                            CHIEF EXECUTIVE OFFICER

ATTEST:                         ONTRAK SYSTEMS, INC.,
                                a California corporation

 ----------------------------             ----------------------------
                                      By:
 JERAULD J. CUTINI, SECRETARY                   JAMES W. BAGLEY
                                                  CHAIRMAN AND
                                            CHIEF EXECUTIVE OFFICER

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                              ONTRAK SYSTEMS, INC.

    The undersigned, for purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, does hereby certify as follows:

    FIRST: The name of the corporation (which is hereinafter referred to as the "Corporation") is OnTrak Systems, Inc.

    SECOND: The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, Zip Code 19805. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the "GCL").

    FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Thirty-Three Million (33,000,000), consisting of Three Million (3,000,000) shares of Preferred Stock, $.0001 par value (hereinafter referred to as "Preferred Stock"), and Thirty Million (30,000,000) shares of Common Stock, $.0001 par value (hereinafter referred to as "Common Stock").

    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

    (a) The designation of the series, which may be by distinguishing number, letter or title.

    (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding). If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the Preferred Stock Designation originally fixing the number of shares of such series.

    (c) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series.

    (d) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights.

    (e) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine.

    (f) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates.

    (g) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund.

    (h) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.


    (i) Any other relative rights, preferences and limitations of that series.

    FIFTH: The name of the incorporator of the Corporation is Patrick C. O'Connor, whose mailing address is c/o OnTrak Systems, Inc., 1010 Rincon Circle, San Jose, California 95131.

    SIXTH: In furtherance of, and not in limitation of, the powers conferred by law, the Board of Directors of the Corporation is expressly authorized and empowered to make, adopt, amend and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to adopt, alter, amend and repeal Bylaws made by the Board of Directors.

    SEVENTH: The number of directors of the Corporation shall be fixed by the Bylaws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws.

    EIGHTH: The election of directors of the Corporation need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

    NINTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. Neither any amendment, modification or repeal of the foregoing sentence, nor the adoption of any provision inconsistent with this Article Ninth, shall adversely affect any right or protection of a director of the Corporation under this Article Ninth in respect of any act or omission occurring prior to the time of such amendment, modification, repeal, or adoption of an inconsistent provision.

    TENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article Tenth; PROVIDED, HOWEVER, that any amendment or repeal of Article Ninth of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and PROVIDED, FURTHER that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

    ELEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

    TWELFTH: The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

                                          Patrick C. O'Connor

                                          c/o OnTrak Systems, Inc.

                                          1010 Rincon Circle

                                          San Jose, CA 95131

    The undersigned incorporator hereby acknowledges that the foregoing
Certificate of Incorporation is his act and deed on this    day of          ,
1996.

                                          --------------------------------------

                                          Patrick C. O'Connor, Incorporator

                                                                       EXHIBIT C

                                     BYLAWS

                                       OF

                             ONTRAK SYSTEMS, INC.,

                             A DELAWARE CORPORATION

                                   BYLAWS OF

                             ONTRAK SYSTEMS, INC.,

                             A DELAWARE CORPORATION

                               TABLE OF CONTENTS


                                                                                                                      PAGE
                                                                                                                    ---------
ARTICLE I    CORPORATE OFFICES....................................................................................          1

                1.1   Registered Office...........................................................................          1
                1.2   Other Offices...............................................................................          1

ARTICLE II    MEETINGS OF STOCKHOLDERS............................................................................          1

                2.1   Place of Meetings...........................................................................          1
                2.2   Annual Meetings.............................................................................          1
                2.3   Special Meetings............................................................................          1
                2.4   Notice of Stockholders' Meetings............................................................          1
                2.5   Manner of Giving Notice; Affidavit of Notice................................................          1
                2.6   Quorum......................................................................................          1
                2.7   Adjourned Meeting; Notice...................................................................          2
                2.8   Conduct of Business.........................................................................          2
                2.9   Voting......................................................................................          2
                2.10  Waiver of Notice............................................................................          2
                2.11  Stockholder Action by Written Consent Without a Meeting.....................................          2
                2.12  Record Date for Stockholder Notice..........................................................          3
                2.13  Proxies.....................................................................................          3
                2.14  List of Stockholders Entitled to Vote.......................................................          3

ARTICLE III    DIRECTORS..........................................................................................          4

                3.1   Powers......................................................................................          4
                3.2   Number of Directors.........................................................................          4
                3.3   Election, Qualification and Term of Office of Directors.....................................          4
                3.4   Resignation and Vacancies...................................................................          4
                3.5   Place of Meetings; Meetings by Telephone....................................................          5
                3.6   Regular Meetings............................................................................          5
                3.7   Special Meetings; Notice....................................................................          5
                3.8   Quorum......................................................................................          5
                3.9   Waiver of Notice............................................................................          5
                3.10  Board Action by Written Consent Without a Meeting...........................................          5
                3.11  Fees and Compensation of Directors..........................................................          5
                3.12  Approval of Loans to Officers...............................................................          6
                3.13  Removal of Directors........................................................................          6

ARTICLE IV    COMMITTEES..........................................................................................          6

                4.1   Committees of Directors.....................................................................          6
                4.2   Committee Minutes...........................................................................          7
                4.3   Meetings and Action of Committees...........................................................          7

                                                                                                                      PAGE
                                                                                                                    ---------
ARTICLE V    OFFICERS.............................................................................................          7

                5.1   Officers....................................................................................          7
                5.2   Appointment of Officers.....................................................................          7
                5.3   Subordinate Officers........................................................................          7
                5.4   Removal and Resignation of Officers.........................................................          7
                5.5   Vacancies in Offices........................................................................          7
                5.6   Chairman of the Board.......................................................................          7
                5.7   President...................................................................................          8
                5.8   Vice Presidents.............................................................................          8
                5.9   Secretary...................................................................................          8
                5.10  Chief Financial Officer.....................................................................          8
                5.11  Assistant Secretary.........................................................................          8
                5.12  Assistant Treasurer.........................................................................          9
                5.13  Authority and Duties of Officers............................................................          9
                5.14  Representation of Shares of Other Corporations..............................................          9

ARTICLE VI    INDEMNIFICATION.....................................................................................          9

                6.1   Right to Indemnification....................................................................          9
                6.2   Prepayment of Expenses......................................................................          9
                6.3   Claims......................................................................................          9
                6.4   Nonexclusivity of Rights....................................................................          9
                6.5   Other Sources...............................................................................         10
                6.6   Amendment or Repeal.........................................................................         10
                6.7   Other Indemnification and Prepayment of Expenses............................................         10

ARTICLE VII    RECORDS AND REPORTS................................................................................         10

                7.1   Maintenance and Inspection of Records.......................................................         10
                7.2   Inspection by Directors.....................................................................         10
                7.3   Annual Statement to Stockholders............................................................         10

ARTICLE VIII    GENERAL MATTERS...................................................................................         11

                8.1   Checks......................................................................................         11
                8.2   Execution of Corporate Contracts and Instruments............................................         11
                8.3   Stock Certificates; Partly Paid Shares......................................................         11
                8.4   Special Designation on Certificates.........................................................         11
                8.5   Lost Certificates...........................................................................         11
                8.6   Construction; Definitions...................................................................         12
                8.7   Dividends...................................................................................         12
                8.8   Fiscal Year.................................................................................         12
                8.9   Seal........................................................................................         12
                8.10  Transfer of Stock...........................................................................         12
                8.11  Stock Transfer Agreements...................................................................         12
                8.12  Registered Stockholders.....................................................................         12

ARTICLE IX    AMENDMENTS..........................................................................................         12

                                     BYLAWS
                                       OF
                             ONTRAK SYSTEMS, INC.,
                             A DELAWARE CORPORATION
                                   ARTICLE I
                               CORPORATE OFFICES

    1.1 REGISTERED OFFICE. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Prentice-Hall Corporation System, Inc.

    1.2 OTHER OFFICES. The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    2.1 PLACE OF MEETINGS. Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

    2.2 ANNUAL MEETINGS. The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted.

    2.3 SPECIAL MEETINGS. A special meeting of the stockholders may be called at any time by the board of directors, the chairman of the board, the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

    If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons who called the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section
2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

    2.4 NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

    2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

    2.6 QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

    When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of the question.

    2.7 ADJOURNED MEETING; NOTICE. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.


    2.8 CONDUCT OF BUSINESS. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business.


    2.9 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting.

    Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect.

    2.10 WAIVER OF NOTICE. Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

    2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Unless otherwise provided in the certificate of incorporation, any action required by this article to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

    Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

    2.12 RECORD DATE FOR STOCKHOLDER NOTICE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

    If the board of directors does not so fix a record date:

    (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

    (ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed.

    (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

    2.13 PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or facsimile transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.


    2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identify of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                                  ARTICLE III
                                   DIRECTORS

    3.1 POWERS. Subject to the provisions of the General Corporation Law of Delaware and any limitation in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

    3.2 NUMBER OF DIRECTORS. The board of directors shall consist of not less than four (4) nor more than seven (7) members, with the exact number thereof to be determined by resolution of the board of directors. The exact number of directors shall initially be five (5), until changed by a resolution of the board of directors or by an amendment to this bylaw.

    3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS. Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

    Elections of directors need not be by written ballot.

    3.4 RESIGNATION AND VACANCIES. Any director may resign at any time upon written notice to the attention of the secretary of the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

    Unless otherwise provided in the certificate of incorporation or these bylaws:

    (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

    (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

    If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or any executor, administrator, trust or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

    If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

    3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE. The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

    3.6 REGULAR MEETINGS. Regular meetings of the board of directors may be held at such times and at such places as shall from time to time be determined by the board, and if so determined notices thereof need not be given.

    3.7 SPECIAL MEETINGS; NOTICE. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, or any two (2) directors.

    Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or facsimile, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, it shall be delivered personally or by telephone or to the facsimile telephone number at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

    3.8 QUORUM. At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

    A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

    3.9 WAIVER OF NOTICE. Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor other purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

    3.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.


    3.11 FEES AND COMPENSATION OF DIRECTORS. Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    3.12 APPROVAL OF LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

    3.13 REMOVAL OF DIRECTORS. Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, so long as shareholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

    No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV
                                   COMMITTEES

    4.1 COMMITTEES OF DIRECTORS. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

    4.2 COMMITTEE MINUTES. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

    4.3 MEETINGS AND ACTION OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of
Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V
                                    OFFICERS

    5.1 OFFICERS. The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, and one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

    5.2 APPOINTMENT OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be appointed by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

    5.3 SUBORDINATE OFFICERS. The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

    5.4 REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

    Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

    5.5 VACANCIES IN OFFICES. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

    5.6 CHAIRMAN OF THE BOARD. The chairman of the board, or the president if there is no chairman of the board, shall preside at all meetings of the stockholders and of the board of directors. The chairman of the board or the president, as the case may be, shall be responsible for the general management of the affairs of the corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the board of directors. Except where by law the signature of the president is required, the chairman of the board shall possess the same power as the president to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the board of directors. The chairman or the president, as the case may be, shall make reports to the board of directors and the stockholders, and shall perform all such other duties as are properly required of him by the board of directors. The chairman or the president shall see that all orders and resolutions of the board of directors and of any committee thereof are carried into effect.

    5.7 PRESIDENT. The president shall act in a general executive capacity and oversee the administration and operation of the corporation's business and general supervision of its policies and affairs. The president shall, in the absence of or because of the inability to act of the chairman of the board, perform all duties of the chairman of the board and preside at all meetings of stockholders and of the board of directors. The president may sign, alone or with the secretary, or an assistant secretary, or any other proper officer of the corporation authorized by the board of directors, certificates, contracts, and other instruments of the corporation as authorized by the board of directors.

    5.8 VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

    5.9 SECRETARY. The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

    The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

    The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

    5.10 CHIEF FINANCIAL OFFICER. The chief financial officer shall be the treasurer of the corporation. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

    The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

    5.11 ASSISTANT SECRETARY. The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the board of directors or these bylaws.

    5.12 ASSISTANT TREASURER. The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as may be prescribed by the board of directors or these bylaws.

    5.13 AUTHORITY AND DUTIES OF OFFICERS. In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

    5.14 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, the chief financial officer, the secretary of this corporation, or any other person authorized by the board of directors or the president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                   ARTICLE VI
                                INDEMNIFICATION

    6.1 RIGHT TO INDEMNIFICATION. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the board of directors of the corporation.

    6.2 PREPAYMENT OF EXPENSES. The corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this
Article VI or otherwise.

    6.3 CLAIMS. If a claim for indemnification or payment of expenses under this Article VI is not paid in full within sixty days after a written claim therefor by the Indemnitee has been received by the corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.


    6.4 NONEXCLUSIVITY OF RIGHTS. The rights conferred on any Indemnitee by this Article VI shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

    6.5 OTHER SOURCES. The corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

    6.6 AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

    6.7 OTHER INDEMNIFICATION AND PREPAYMENT OF EXPENSES. This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    7.1 MAINTENANCE AND INSPECTION OF RECORDS. The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.


    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.


    The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    7.2 INSPECTION BY DIRECTORS. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

    7.3 ANNUAL STATEMENT TO STOCKHOLDERS. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                  ARTICLE VIII
                                GENERAL MATTERS

    8.1 CHECKS. From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

    8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.


    8.3 STOCK CERTIFICATES; PARTLY PAID SHARES. The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the corporation by the chairman or vice-chairman of the board of directors, or the president or vice president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.


    The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.


    8.4 SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


    8.5 LOST CERTIFICATES. Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

    8.6 CONSTRUCTION; DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

    8.7 DIVIDENDS. The directors of the corporation, subject to any restrictions contained in (i) the General Corporation Law of Delaware or (ii) the corporation's certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

    The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

    8.8 FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

    8.9 SEAL. The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

    8.10 TRANSFER OF STOCK. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

    8.11 STOCK TRANSFER AGREEMENTS. The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

    8.12 REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX
                                   AMENDMENTS

    The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                       CERTIFICATE OF ADOPTION OF BYLAWS
                                       OF
                  ONTRAK SYSTEMS, INC., A DELAWARE CORPORATION
           CERTIFICATE BY SECRETARY OF ADOPTION BY BOARD OF DIRECTORS

    The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of OnTrak Systems, Inc., a Delaware corporation, and that the
foregoing bylaws, comprising               (  ) pages, were adopted as the
Bylaws of the corporation as of               , 1996, by the Board of Directors
of the corporation.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed
the corporate seal as of the   day of             , 1996.

------------------------------
            , Secretary

                                 ONTRAK SYSTEMS, INC.
                              1996 EQUITY INCENTIVE PLAN


ONTRAK SYSTEMS, INC. hereby adopts the OnTrak Systems, Inc. 1996 Equity Incentive Plan, effective as of November 21, 1996, as follows:

                                      SECTION 1
                           BACKGROUND, PURPOSE AND DURATION

    1.1 BACKGROUND AND EFFECTIVE DATE. The Plan permits the grant of Nonstatutory Stock Options, Incentive Stock Options and Restricted Stock.
The Plan is effective as of November 21, 1996, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 1996 Annual Meeting of Stockholders. Awards may be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

    1.2 PURPOSE OF THE PLAN. The Plan is intended to attract, motivate, and retain (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are not employees of either the Company or any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company's shareholders.

                                      SECTION 2
                                     DEFINITIONS

    The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

    2.1 "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

    2.2 "AFFILIATE" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

    2.3 "AWARD" means, individually or collectively, a grant under the Plan of Nonstatutory Stock Options, Incentive Stock Options or Restricted Stock.

    2.4 "AWARD AGREEMENT" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

    2.5 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    2.6 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

    2.7 "COMMITTEE" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

    2.8 "COMPANY" means OnTrak Systems, Inc., a California corporation, or any successor thereto.

    2.9 "CONSULTANT" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

    2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

    2.11 "DISABILITY" means a permanent and total disability within the meaning of Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock

    2.12 "EMPLOYEE" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

    2.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

    2.14 "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

    2.15 "FAIR MARKET VALUE" means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

    2.16 "FISCAL YEAR" means the fiscal year of the Company.

    2.17 "GRANT DATE" means, with respect to an Award, the date that the Award was granted.

    2.18 "INCENTIVE STOCK OPTION" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

    2.19 "NONEMPLOYEE DIRECTOR" means a Director who is not an employee of either the Company or of any Affiliate.

    2.20 "NONSTATUTORY STOCK OPTION" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

    2.21 "OPTION" means an Incentive Stock Option or a Nonstatutory Stock
Option.

    2.22 "PARTICIPANT" means an Employee, Consultant, or Nonemployee Director who has an outstanding Award.

    2.23 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. As provided in
Section 6, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee, in its discretion.

    2.24 "PLAN" means the OnTrak Systems, Inc. 1996 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

    2.25 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
Section 6.

    2.26 "RETIREMENT" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement at or after his or her normal retirement date. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Nonemployee Director, "Retirement" means termination of service on the Board at or after age 65.

    2.27 "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

    2.28 "SECTION 16 PERSON" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

    2.29 "SHARES" means the shares of Common Stock of the Company.

    2.30 "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    2.31 "TERMINATION OF SERVICE" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate.

                                      SECTION 3
                                    ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who both are (a) "non-employee directors" under Rule 16b-3, and (b) "outside directors" under Section 162(m) of the Code.

    3.2 AUTHORITY OF THE COMMITTEE. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Nonemployee Directors), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States,
(e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

    3.3 DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3.

    3.4 NONEMPLOYEE DIRECTOR OPTIONS. Notwithstanding any contrary provision of this Section 3, the Board shall administer grants of Options to Nonemployee Directors, and the Committee shall exercise no discretion with respect to grants of Options to Nonemployee Directors. In the Board's administration of Options granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

    3.5 DECISIONS BINDING. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                      SECTION 4
                              SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 2,000,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

    4.2 LAPSED AWARDS. If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

    4.3 ADJUSTMENTS IN AWARDS AND AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1 and 6.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Nonemployee Directors, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to future grants. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                      SECTION 5
                                    STOCK OPTIONS

    5.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion, and Options may be granted to Nonemployee Directors at any time and from time to time as determined by the Board in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, the employee who serves as Chief Executive Officer of the Company shall not be granted Options covering more than 800,000 Shares and no other Participant shall be granted Options covering more than 300,000 Shares. The Committee may grant Incentive Stock Options, Nonstatutory Stock Options, or a combination thereof.

    5.2 AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the option, and such other terms and conditions as the Committee, in its discretion, shall determine. The

Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

    5.3 EXERCISE PRICE. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

         5.3.1 NONSTATUTORY STOCK OPTIONS. In the case of a Nonstatutory Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

         5.3.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

         5.3.3 SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair market Value of the Shares on the Grant Date.

    5.4  EXPIRATION OF OPTIONS.

         5.4.1 EXPIRATION DATES. Each Option shall terminate no later than the first to occur of the following events:

              (a) The date for termination of the Option set forth in the written Award Agreement; or

              (b)  The expiration of ten (10) years from the Grant Date; or

              (c) The expiration of one (1) year from the date of the Optionee's Termination of Service for a reason other than the Optionee's death, Disability or Retirement; or

              (d) The expiration of three (3) years from the date of the Optionee's Termination of Service by reason of Disability; or

              (e) The expiration of three (3) years from the date of the Optionee's Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options).

         5.4.2 DEATH OF OPTIONEE. Notwithstanding Section 5.4.1, if an Optionee dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death, provided that in no event may an Option be exercisable more than ten (10) years after the Grant Date.

         5.4.3 COMMITTEE DISCRETION. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

    5.5 EXERCISABILITY OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a
Section 16 Person be exercisable until at least six (6) months following the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

    5.6 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Chief Financial Officer of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

    5.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

    5.8  CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.

         5.8.1 EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

         5.8.2 TERMINATION OF SERVICE. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement or the Committee permit later exercise.

         5.8.3 COMPANY AND SUBSIDIARIES ONLY. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

         5.8.4 EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

         5.9 TRANSFER OF OPTIONS. The Committee may, in its discretion, either (a) authorize all or a portion of the Options granted to a Participant to be on terms which permit transfer by such Participant, or (b) upon request of a Participant amend an Option to permit transfer by such Participant, to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) any other entity affiliated with the Participant that may be approved by the Committee, provided that (x) there may be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Options are granted, or any amendment thereto, must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.9, and
(z) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 7.7. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term optionee or Participant shall be deemed to refer to the transferee. The events of termination of employment of Section 5.4 hereof or in the Award Agreement shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in the Award Agreement or Section 5.4, as applicable.

                                      SECTION 6
                                   RESTRICTED STOCK

    6.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year no Participant shall receive more than 20,000
Shares of Restricted Stock.

    6.2 RESTRICTED STOCK AGREEMENT. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

    6.3 TRANSFERABILITY. Except as provided in this Section 6, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. However, in no event may the restrictions on Restricted Stock granted to a
Section 16 Person lapse prior to six (6) months following the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

    6.4 OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 6.4.

         6.4.1 GENERAL RESTRICTIONS. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion.

         6.4.2 SECTION 162(M) PERFORMANCE RESTRICTIONS. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of performance objectives established by the Committee. The performance objectives shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under Section 162(m) of the Code.
 In granting Restricted Stock which is intended to qualify under Code Section 162(m), the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Code Section 162(m) (e.g., in determining the performance objectives).

         6.4.3 LEGEND ON CERTIFICATES. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

              "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the OnTrak Systems, Inc. 1996 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of OnTrak Systems, Inc."

    6.5  REMOVAL OF RESTRICTIONS.  Except as otherwise provided in this
Section 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 6.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

    6.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

    6.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

    6.8 RETURN OF RESTRICTED STOCK TO COMPANY. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                      SECTION 7
                                    MISCELLANEOUS

    7.1 DEFERRALS. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

    7.2 NO EFFECT ON EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

    7.3 PARTICIPATION. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

    7.4 INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

    7.5 SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

    7.6 BENEFICIARY DESIGNATIONS.  If permitted by the Committee, a
Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

    7.7 NONTRANSFERABILITY OF AWARDS. Except as expressly authorized by the Committee pursuant to Section 5.9, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 7.6.

    7.8 NO RIGHTS AS STOCKHOLDER. Except to the limited extent provided in Sections 6.6 and 6.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

                                      SECTION 8
                         AMENDMENT, TERMINATION, AND DURATION

    8.1 AMENDMENT, SUSPENSION, OR TERMINATION. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

    8.2 DURATION OF THE PLAN. The Plan shall commence on the date specified herein, and subject to Section 8.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after November 21, 2006.

                                      SECTION 9
                                   TAX WITHHOLDING

    9.1 WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). The Participant shall remain responsible for the payment of all such withholding taxes with respect to any Options that are transferred in accordance with the provisions of Section 5.9.

    9.2 WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by
(a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made not to exceed the amount determined by using the maximum Federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                      SECTION 10
                                  LEGAL CONSTRUCTION

    10.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    10.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    10.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    10.4 SECURITIES LAW COMPLIANCE. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    10.5 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

    10.6 CAPTIONS. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                      EXECUTION

    IN WITNESS WHEREOF, OnTrak Systems, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                       ONTRAK SYSTEMS, INC.


Dated: __________,  1996                    By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                    PROXY FOR 1996 ANNUAL MEETING OF SHAREHOLDERS
                                          OF
                                 ONTRAK SYSTEMS, INC.


         The undersigned hereby appoints James W. Bagley and Jerauld J. Cutini, and each of them, with full power of substitution, proxy for the undersigned to vote all shares of Common Stock of OnTrak Systems, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on November 21, 1996, at the Company's principal executive offices at 1010 Rincon Circle, San Jose, California, at 10:00 a.m. local time, or any adjournment thereof.


         WHETHER NOR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.


1.  ELECTION OF DIRECTORS:

    ( )  FOR                           ( )  WITHHELD FOR ALL

NOMINEES: James W. Bagley, Michael C. Child, Jerauld J. Cutini, Richard J. Elkus, Jr., and Gary Hultquist.

--------------------------------------------------------------------------------
                       For all nominees except as noted above.

2. PROPOSAL TO AUTHORIZE the Company to change the Company's state of incorporation from California to Delaware.

         FOR ( )        AGAINST ( )         ABSTAIN ( )

3. PROPOSAL TO APPROVE the adoption of the Company's 1996 Equity Incentive Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder.

         FOR ( )        AGAINST ( )         ABSTAIN ( )

4. PROPOSAL TO RATIFY the selection of Price Waterhouse LLP as the independent accountants of the Company for the current fiscal year.

         FOR ( )        AGAINST ( )         ABSTAIN ( )

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

         Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date:  ______________, 1996


                                       ________________________________________
                                       Signature


                                       _________________________________________
                                       Signature







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